Exhibit 10.2

                         BAYTREE CAPITAL ASSOCIATES, LLC
                              THE TRUMP BUILDING AT
                                 40 WALL STREET
                            NEW YORK, NEW YORK 10005
                     (212) 509-1700 FACSIMILE (212) 363-4231


                                                              December 13, 2004


Activeworlds Corp.
40 Wall Street, 58th Floor
New York, NY 10005

Attention:  Sean Deson, President

Dear Sean:

         This letter agreement (this "Agreement") sets forth the understanding between Baytree Capital Associates, LLC ("Baytree") and Activeworlds Corp. (the "Company") in connection with the engagement of Baytree by the Company for the purposes stated below.

         1. Services and Duties. Pursuant to the terms and conditions set forth in this Agreement, the Company hereby engages Baytree on a non-exclusive basis for the term specified in Paragraph 2 hereof to render consulting advice to the Company with respect to completing the acquisition of Hi-G-Tek, Ltd.(the "Transaction") with a view toward enhancing shareholder value and providing ongoing assistance following the closing of the Transaction including (i) consulting regarding marketing, (ii) identifying and selecting financing and accounting personnel, (iii) compliance with basis reporting requirements under the Securities Exchange Act of 1934 by working with lawyers and auditors selected by Activeworlds, (iv) assistance in compliance with corporate governance requirements of the Sarbanes-Oxley Act of 2002 by interfacing with professionals retained by Activeworlds, (v) assistance in otherwise improving the Company's corporate governance procedures and (vi) introducing the Company to broker-dealers and other professionals including investor and public relations firms. You understand that Baytree does not and will not engage in the practice of law or provide investor or public relations services, and its agreement to provide consulting advice is subject to the Company retaining United States legal counsel approved by Baytree which approval may not be unreasonably withheld.

         2. Term. Except as otherwise specified in Paragraph 3 hereof, this Agreement shall be effective on the above date and expire twenty-four (24) months from the closing of the Transaction.

         3. Compensation and Expenses. In consideration for the services rendered by Baytree to the Company pursuant to this Agreement as a consultant (and in addition to the expenses provided for herein), the Company shall compensate Baytree as follows:

Sean Deson, President
Activeworlds Corp.
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                  (a) Baytree shall be entitled to a fee as provided in the Agreement and Plan of Merger relating to the Transaction.

                  (b) Baytree shall be entitled to a Common Stock Purchase Warrant (the "Warrant") for the purchase of up to 750,000 shares of Common Stock of the Company. The Warrant shall be exercisable for three years, the holder shall be entitled to piggy back registration rights as to be provided in the agreement relating to the Transaction and it shall have a cashless exercise provision and shall otherwise be in a customary form. The exercise price of the Warrant shall be $2.00 per share. In the event of a stock split, reverse stock split, recapitalization or similar event the number of shares of Common Stock to be purchased and the exercise price shall be proportionately adjusted. The Company shall not enter into any merger in which it is not the surviving party or sell all or substantially all of its assets without giving Baytree 20 days' prior written notice as provided in the Warrant.

                  (c) In addition to the fees payable hereunder, and regardless of whether any Transaction is proposed or consummated, the Company shall reimburse Baytree for all of its travel and reasonable out-of-pocket expenses incurred in connection with and in direct furtherance of the services performed by Baytree pursuant to this Agreement, including without limitation, hotels, airfare, including first class travel outside of the United States, food and associated expenses and long distance telephone calls. Baytree shall obtain the consent of the Company before incurring any expense over $5,000.00.

                  Any obligation pursuant to this Paragraph 3 shall survive the termination or expiration of this Agreement, as provided for herein.

         4. Representations, Warranties, and Covenants.

                  (a) The Company represents and warrants that this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. The Company further represents and warrants that consummation of any Transaction contemplated herein will not conflict with or result in a breach of any of the terms, provisions or conditions of any written agreement to which it is a party.

                  (b) Baytree represents and warrants that this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding agreement enforceable against it in accordance with its terms. Baytree further represents and warrants that consummation of any Transaction contemplated herein will not conflict with or result in a breach of any of the terms, provisions or conditions of any written agreement to which it is a party.

                  (c) The Company represents that it is aware that Baytree is not a NASD member and that it is aware that Baytree will not be acting as a broker-dealer in connection with the sale of any shares of the Company's securities and that any compensation received by Baytree is deemed to be in connection with Baytree's provision of the services provided for in Section 1 of the Agreement. Baytree is not acting as a finder and does not expect to receive

Sean Deson, President
Activeworlds Corp.
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any compensation relating to the purchase or sale of any securities whether as a finder or otherwise.

         5. Liability of Baytree. The Company acknowledges that all opinions and advice (written or oral) given by Baytree to the Company in connection with Baytree's engagement are intended solely for the benefit and use of the Company, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of Baytree to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to Baytree, or use Baytree's name in any annual reports or any other reports or releases of the Company without Baytree's prior written consent.

         6. Baytree's Services to Others. The Company acknowledges that Baytree and its affiliates are in the business of providing consulting advice to others. Nothing herein contained shall be construed to limit or restrict Baytree in conducting such business with respect to others, or in rendering such advice to others. Baytree shall be expected to normally perform its services from its offices unless it elects otherwise and shall only provide limited time.

         7. Indemnification. The Company agrees to indemnify Baytree, its principals, members, officers, employees and agents who participate in any Transaction, as set forth in Annex A, attached hereto.

         8. Information. The Company recognizes and confirms that in performing its obligations under this Agreement, Baytree and other persons who participate in any Transaction contemplated hereby will be using and relying on data, material, and other information (the "Information") furnished by the Company or their respective employees and representatives. In connection with Baytree's activities on the Company's behalf, the Company will cooperate with Baytree and will furnish Baytree with all information concerning the Company, and any Transaction, and will provide Baytree with access to the Company's officers, directors, employees, independent accountants and legal counsel for the purpose of performing Baytree's obligations pursuant to this Agreement. The Company hereby agrees and represents that all Information (a) furnished directly by the Company to Baytree pursuant to this Agreement, and (b) contained in any filing by the Company with any court or governmental or regulatory agency, commission or instrumentality (each, an "Agency") shall, at all times during the period of the engagement of Baytree hereunder, be accurate and complete in all material respects and that, if the Information provided by the Company becomes materially inaccurate, incomplete or misleading during the term of Baytree's engagement hereunder, the Company shall so advise Baytree in writing. Accordingly, Baytree assumes no responsibility for the accuracy and completeness of the Information. In rendering its services hereunder, Baytree will be using and relying upon the Information without independent verification thereof or independent evaluation of any of the assets or liabilities of the Company. All Information that is not publicly available will be confidential and proprietary information belonging to the Company and Baytree shall have no interest of any kind in such information by virtue of the Agreement. No Information shall be revealed, or used (except in

Sean Deson, President
Activeworlds Corp.
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the performance of Baytree's duties under this Agreement) by Baytree unless legally compelled as determined in good faith by counsel to Baytree and with reasonable notice given to the Company.

         9. Baytree as Independent Contractor. Baytree shall perform its services hereunder as an independent contractor and not as an employee or agent of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that Baytree shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         11. Successors. This Agreement and all rights, liabilities and obligations hereunder shall be binding upon and inure to the benefit of each party's successors but may not be assigned without the prior written approval of the other party. Any such approval shall not be unreasonably withheld.

         12. Headings. The descriptive headings of the paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         13. No Brokers. The Company represents and warrants to Baytree that there are no brokers, representatives or other persons which have an interest in or claim for compensation due to Baytree from any Transaction contemplated herein.

         14. Notices. Any notice or other communication to be given to the Company hereunder may be given be delivering the same in writing to the address set forth above, and any notice or other communication to be given to Baytree may be given by delivering the same to Baytree Capital Associates, LLC, 40 Wall Street, New York, New York 10005, Attention: Michael Gardner, Principal, or in each case, such other address of which a party shall have received notice. Any notice or other communication hereunder shall be deemed given three days after deposit in the mail if mailed by certified mail, return receipt requested, or on the day after deposit with an overnight courier service for next day delivery, or on the date personally delivered.

         15. Miscellaneous:

                  (a) This Agreement between the Company and Baytree constitutes the entire Agreement and understanding of the parties hereto.

Sean Deson, President
Activeworlds Corp.
Page 5 of 7

                  (b) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

                  (c) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

                  (d) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, as provided in Paragraph 14 hereof.

         Please confirm that the foregoing correctly sets forth our agreement by signing the enclosed letters in the space provided and returning them to us for execution, whereupon we will send you a fully executed original letter which shall constitute a binding agreement as of the date first above written.

                                           Very truly yours,

                                           BAYTREE CAPITAL ASSOCIATES, LLC


                                           By: ________________________________
                                               Michael Gardner, Managing Member

Agreed and accepted as of the above date.


ACTIVEWORLDS CORP.

By: ______________________
     Sean Deson, President

Sean Deson, President
Activeworlds Corp.
Page 6 of 7
                                    ANNEX A:

                                 INDEMNIFICATION

                  Reference is made to the Consulting Agreement as of the date hereof (the "Consulting Agreement"), the Company agrees to indemnify Baytree, its principals, members, officers, employees and agents and other persons who participate in any Transaction, and their respective employees, directors, officers, agents, affiliates, and each person, if any, who controls them within the meaning of either Section 20 of the Securities Exchange Act of 1934 or
Section 15 of the Securities Act of 1933 (each such person, including Baytree, is referred to as "Indemnified Party") from and against any losses, claims, damages and liabilities, joint or several including all legal or other expenses reasonably incurred by an Indemnified Party in connection with the preparation for or defense of any threatened or pending claim, action or proceeding, whether or not resulting in any liability ("Damages"), to which such Indemnified Party, in connection with its services or arising out of its engagement hereunder, may become subject under any applicable Federal or state law or otherwise, including but not limited to liability (i) caused by or arising out of an untrue statement or an alleged untrue statement of a material fact or the omission or alleged omission to state a material fact necessary in order to make a statement not misleading in light of the circumstances under which it was made, (ii) caused by or arising out of any act or failure to act by the Company, or (iii) arising out of Baytree's engagement or the rendering by any Indemnified Party of its services under this Agreement; provided, however, that the Company will not be liable to the Indemnified Party hereunder to the extent that any Damages are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of the Indemnified Party seeking indemnification hereunder, or the violation of any federal or state securities law or regulation by an Indemnified Party.

                  These indemnification provisions shall be in addition to any liability which the Company may otherwise have to any Indemnified Party.

                  If for any reason, other than a final non-appealable judgment finding an Indemnified Party liable for Damages for its gross negligence, bad faith, or willful misconduct the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall and shall cause the Company, to contribute to the amount paid or payable by an Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the Company, as the case may be and its shareholders on the one hand, and Baytree on the other, but also the relative fault of the Company, as the case may be, and the Indemnified Party as well as any relevant equitable considerations, subject to the limitation that in no event shall the total contribution of all Indemnified Parties to all such Damages exceed the amount of fees actually received and retained by Baytree and others who participate in any Transaction.

                  Promptly after receipt by the Indemnified Party of notice of any claim or of the commencement of any action in respect of which indemnity may be sought, the Indemnified Party will immediately notify the Company in writing of the receipt or commencement thereof and the Company shall have the right to

Sean Deson, President
Activeworlds Corp.
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assume the defense of such claim or action (including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of fees and expenses of such counsel), provided that the Indemnified Party shall have the right to control its defense if, in the opinion of its counsel, the Indemnified Party's defense is unique or separate to it as the case may be, as opposed to a defense pertaining to the Company. In any event, the Indemnified Party shall have the right to retain counsel reasonably satisfactory to the Company, at the Company's expense, to represent it in any claim or action in respect of which indemnity may be sought and agrees to cooperate with the Company and the Company's counsel in the defense of such claim or action, it being understood, however, that the Company shall not, in connection with any one such claim or action or separate, but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys, for all the Indemnified Parties unless the defense of one Indemnified Party is unique or separate from that of another Indemnified Party subject to the same claim or action. In the event that the Company does not promptly assume the defense of a claim or action, the Indemnified Party shall have the right to employ counsel reasonably satisfactory to the Company, at the Company's expense, to defend such claim or action. The omission by an Indemnified Party to promptly notify the Company of the receipt or commencement of any claim or action in respect of which indemnity may be sought will relieve the Company from any liability the Company may have to such Indemnified Party only to the extent that such a delay in notification materially prejudice the Company's defense of such claim or action. The Company shall not settle any claim or action unless Baytree and each other Indemnified Party, which shall at a minimum always include Baytree's members and employees, receives an unconditional general release. Any obligation pursuant to this Annex shall survive the termination or expiration of this Agreement.